                                     1 of 7






                                                          FOR IMMEDIATE RELEASE
                                                                August 11, 2003

      EXTENDICARE HEALTH SERVICES' NET EARNINGS RISE $3.7 MILLION IN 2003
            SECOND QUARTER; MEDICARE OCCUPANCY REACHES RECORD LEVEL

MILWAUKEE, WISCONSIN - Extendicare Health Services, Inc. (EHSI) reported a $3.7 million increase in net earnings to $4.2 million in the three months ended June 30, 2003 from net earnings of $0.5 million in the quarter ended June 30, 2002. Cash flow from operations was $17.5 million in the 2003 second quarter compared to $9.8 million in the prior year quarter.

EHSI is a wholly owned subsidiary of Extendicare Inc. (TSX: EXE and EXE.A; NYSE:
EXE.A).

"We now expect the profitability of EHSI in 2003 to exceed last year's level, assuming no significant deterioration of resident occupancy or adverse changes in our litigation experience," said Mel Rhinelander, Chairman and Chief Executive Officer.

Average nursing home occupancy climbed to 91.2% in the 2003 second quarter from 89.8% in the second quarter of 2002. Medicare increased to a record 15.6% of total nursing home census from 13.0% in the 2002 second quarter and 15.3% in the quarter ended March 31, 2003.

"During the second quarter we maintained excellent levels of overall nursing home occupancy, while increasing Medicare to record levels and continuing to prioritize quality care," Mr. Rhinelander said. "Debate continues on the regulatory front regarding appropriate government funding levels. However, some relief is in sight from the onerous Medicare cutbacks of the past few years, as the Centers for Medicare and Medicaid Services has announced Medicare rate increases to take effect October 1, 2003. We expect these increases to improve EHSI's revenue by an annualized total of about $13.4 million, based on our occupancy levels and census mix in the first half of 2003. However, the impact of this increase in revenue will be tempered by higher labor and other operating costs. Medicaid rates remain a concern for our industry."

Earnings before interest, taxes, depreciation, amortization and loss from asset disposals and other items (EBITDA) rose to $24.2 million in the 2003 second quarter from $22.2 million in the same quarter last year. EBITDA as a percent of revenue increased to 11.4% from 11.0% in the prior year quarter. Growth in Medicare census, and higher Medicaid and private rates, offset the decline in the average Medicare Part A rate, which reduced revenue during the 2003 second quarter by $3.2 million.



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                                     2 of 7

Pre-tax earnings rose to $7.0 million in the three months ended June 30, 2003 from $1.4 million in the prior year quarter. In the 2002 second quarter, the pre-tax loss on disposal of assets and other items of $4.2 million included a reclassification of $2.8 million for the write-off of unamortized financing costs, previously treated as an extraordinary item.

SIX MONTHS ENDED JUNE 30, 2003 AND JUNE 30, 2002
Net earnings for the six months ended June 30, 2003 rose $4.3 million to $6.5 million from net earnings of $2.2 million in the comparable 2002 period. Cash flow from operations was $22.0 million compared to $20.2 million in the six months ended June 30, 2002.

EBITDA rose 5.8% to $45.0 million in the six months ended June 30, 2003 from $42.6 million in the same period last year. EBITDA as a percent of revenue was 10.6% for both periods.

In the six months ended June 30, 2003, average nursing home occupancy rose to 91.3% from 89.7% in the comparable 2002 period, with Medicare representing 15.4% of resident days, up from 13.0% in the prior year period.

Pre-tax earnings rose by $6.4 million to $10.8 million from $4.4 million in the 2002 comparative period. The 2002 six month results included a pre-tax loss on disposal of assets and other items of $4.2 million.

Extendicare Health Services, Inc. of Milwaukee, Wisconsin is a wholly owned subsidiary of Extendicare Inc. Through its subsidiaries, Extendicare Inc. operates 278 long-term care facilities across North America, with capacity for almost 29,500 residents. As well, through its operations in the United States, Extendicare offers medical specialty services such as subacute care and rehabilitative therapy services, while home health care services are provided in Canada. The Company employs 36,400 people in the United States and Canada.

In a separate news release issued today, Extendicare Inc. announced its 2003 second quarter financial results. On August 12, 2003, at 10:00 a.m. (EDST), Extendicare Inc. will hold a conference call to discuss its results for the second quarter. The toll-free number for the call is 1-800-273-9672. Local callers please dial 416-695-5806. For those unable to listen to the call live, a taped rebroadcast will be available from two hours after completion of the live call until midnight on August 26, 2003. To access the rebroadcast, dial 1-800-408-3053. Local callers please dial 416-695-5800. The conference ID number is 1446702. In addition, an archived audio recording of the call will be available on Extendicare's website.

Statements contained in this release other than statements of historical fact, including statements regarding anticipated financial performance, business strategy and management's plans and objectives for future operations, are forward-looking statements. These forward-looking statements can be identified as such because the statements generally include words such as "expect", "intend", "anticipate", "believe", "estimate", "plan" or "objective" or other similar expressions. These forward-looking statements are

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                                     3 of 7


subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. In addition to the risks and uncertainties related to these statements, other risks and uncertainties are identified in Extendicare Inc.'s or Extendicare Health Services, Inc.'s filings with Canadian and United States securities regulators and include, but are not limited to, the following: changes in the health care industry in general and the long-term care industry in particular because of political and economic influences; changes in regulations governing the industry and the Company's compliance with such regulations; changes in government funding levels for health care services; resident care litigation, including exposure for punitive damage claims and increased insurance costs, and other claims asserted against the Company; the Company's ability to attract and retain qualified personnel; the availability and terms of capital to fund the Company's capital expenditures; changes in competition; and demographic changes. Given these risks and uncertainties, readers are cautioned not to place undue reliance on the Company's forward-looking statements. All forward-looking statements contained in this report are necessarily estimates reflecting the best judgment of the party making such statements based upon current information, and the Company assumes no obligation to update any forward-looking statement.

For further information, contact:

Philip Small
Senior Vice-President of Strategic Planning and Investor Relations
Phone:  (414) 908-8825
Fax:  (414) 908-8111

                VISIT EXTENDICARE'S WEBSITE @ WWW.EXTENDICARE.COM


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                                     4 of 7

                        EXTENDICARE HEALTH SERVICES, INC.
                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (unaudited)

                                                           THREE MONTHS ENDED                SIX MONTHS ENDED
(thousands of U.S. dollars)                                      JUNE 30                          JUNE 30
                                                         -----------------------          -----------------------
                                                            2003        2002                 2003         2002
                                                         ----------  -----------          ----------  -----------
REVENUES                                                             (note 1)                          (note 1)
Nursing and assisted living centers                       206,204      194,906             411,009      385,904
Outpatient therapy                                          3,084        2,642               5,728        5,094
Other                                                       3,970        4,230               7,947        9,021
                                                         ----------  -----------          ----------  -----------
                                                          213,258      201,778             424,684      400,019
OPERATING AND ADMINISTRATIVE COSTS                        186,766      176,904             375,100      351,719
LEASE COSTS                                                 2,285        2,680               4,536        5,714
                                                         ----------  -----------          ----------  -----------
EBITDA (note 2)                                            24,207       22,194              45,048       42,586

Depreciation and amortization                               9,149        9,411              18,310       18,845
Interest expense                                            8,566        7,640              17,061       15,970
Interest income                                              (482)        (468)             (1,125)        (810)
Loss from asset disposals and other items                      --        4,181                  --        4,181
                                                         ----------  -----------          ----------  -----------

EARNINGS BEFORE INCOME TAXES                                6,974        1,430              10,802        4,400
Provision for income taxes                                  2,793          923               4,333        2,236
                                                         ----------  -----------          ----------  -----------

NET EARNINGS                                                4,181          507               6,469        2,164
                                                         ==========  ===========          ==========  ===========


Notes:
(1) In accordance with Statement of Financial Accounting Standards No. 145 "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13 and Technical Corrections", issued May 2002, gains and losses on early retirement of debt are no longer treated as extraordinary in nature. Therefore, the comparative 2002 results have been modified to reflect the reclassification of a pre-tax loss of $2.8 million on the write-off of unamortized financing costs from extraordinary item to "loss from asset disposals and other items".
(2) EBITDA refers to earnings before interest, taxes, depreciation, amortization and loss from asset disposals and other items.


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                                     5 of 7

                        EXTENDICARE HEALTH SERVICES, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (unaudited)

                                                                      THREE MONTHS ENDED                 SIX MONTHS ENDED
(thousands of U.S. dollars)                                                JUNE 30                            JUNE 30
                                                                     ----------------------            ---------------------
                                                                       2003          2002                 2003        2002
                                                                     ----------  ----------            ---------- ----------
OPERATING ACTIVITIES
Net Earnings                                                           4,181          507                 6,469      2,164
Adjustments to reconcile net earnings to net cash
 provided from operating activities
   Depreciation and amortization                                       9,149        9,411                18,310     18,845
   Provision for self-insured liabilities                              1,500        1,312                 3,000      2,625
   Payments for self-insured liabilities                              (4,702)      (5,315)              (10,319)   (14,496)
   Provision for uncollectible accounts receivable                     2,762        2,392                 5,097      5,349
   Amortization of deferred financing costs                              368          525                   746      1,028
   Loss on disposal of assets and other items                             --        4,181                    --      4,181
   Deferred income taxes                                               1,793          742                 2,362      1,848
                                                                     ----------  ---------             ---------- ----------
                                                                      15,051       13,755                25,665     21,544

Changes in assets and liabilities
   Accounts receivable                                                  (653)       3,049                   (24)     2,122
   Supplies, inventories and other current assets                        810         (286)               (1,056)      (603)
   Accounts payable and accrued liabilities                            2,561       (5,605)               (2,064)     2,872
   Income taxes                                                          (13)         (54)                  134        (18)
   Current due to shareholder and affiliates                            (253)      (1,064)                 (623)    (5,734)
                                                                     ----------  ---------             ---------- ----------

CASH PROVIDED FROM OPERATING ACTIVITIES                               17,503        9,795                22,032     20,183
                                                                     ----------  ---------             ---------- ----------

INVESTING ACTIVITIES
Payments for purchases of property and equipment                      (4,135)      (4,315)               (8,875)    (7,445)
Proceeds from sales of assets                                             11       12,538                    28     14,267
Other assets                                                             179          399                   548      1,459
                                                                     ----------  ---------             ---------- ----------
CASH PROVIDED FROM (USED FOR) INVESTING ACTIVITIES                    (3,945)       8,622                (8,299)     8,281
                                                                     ----------  ---------             ---------- ----------
FINANCING ACTIVITIES
Proceeds from issuance of long-term debt                                  --      149,625                    --    160,625
Payments of long-term debt                                              (130)    (131,437)                 (259)  (155,259)
Bank indebtedness                                                        580       (4,458)               (2,076)      (590)
Payments of deferred financing costs                                      --       (7,090)                   --     (7,090)
Other long-term liabilities                                              (62)         817                   444      1,720
                                                                     ----------  ---------             ---------- ----------
CASH PROVIDED FROM (USED FOR) FINANCING ACTIVITIES                       388        7,457                (1,891)      (594)
                                                                     ----------  ---------             ---------- ----------


INCREASE IN CASH AND CASH EQUIVALENTS                                 13,946       25,874                11,842     27,870
Cash and cash equivalents beginning of period                         24,912        2,993                27,016        997
                                                                     ----------  ---------             ---------- ----------
CASH AND CASH EQUIVALENTS END OF PERIOD                               38,858       28,867                38,858     28,867
                                                                     ==========  =========             ========== ==========




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                                     6 of 7

                        EXTENDICARE HEALTH SERVICES, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (unaudited)

(thousands of U.S. dollars)                                  June 30            December 31
                                                               2003                2002
                                                           ------------        -------------

ASSETS
Current assets
  Cash and cash equivalents                                     38,858             27,016
  Accounts receivable, less allowances of $11,402
    and $9,309, respectively                                    98,907            104,064
  Supplies, inventories and other current assets                 8,281              7,226
  Income taxes receivable                                          384                518
  Deferred state income taxes                                    5,751              5,810
  Due from shareholder and affiliates                           46,808             46,432
                                                           ------------        -------------
                                                               198,989            191,066

Property and equipment                                         445,495            453,119
Goodwill and other intangible assets                            75,761             76,339
Other assets                                                   112,507            112,410
                                                           ------------        -------------
                                                               832,752            832,934
                                                           ============        =============

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
  Bank indebtedness                                               579                2,656
  Accounts payable and accrued liabilities                    119,450              121,729
  Current portion of accrual for self-insured liabilities      23,000               28,000
  Current maturities of long-term debt                            727                  716
                                                           ------------        -------------
                                                              143,756              153,101

Long-term debt                                                397,181              397,434
Accrual for self-insured liabilities                           24,770               27,089
Other long-term liabilities                                    41,467               40,749
Deferred state income taxes                                     9,023                8,495
Due to shareholder and affiliates                              49,379               46,865
                                                           ------------        -------------
                                                              665,576              673,733
Shareholder's equity                                          167,176              159,201
                                                           ------------        -------------
                                                              832,752              832,934
                                                           ============        =============


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                        EXTENDICARE HEALTH SERVICES, INC
                       FINANCIAL AND OPERATING STATISTICS
                                   (unaudited)

                                                                THREE MONTHS ENDED             SIX MONTHS ENDED
                                                                      JUNE 30                      JUNE 30
                                                               --------------------        ----------------------
                                                                 2003         2002            2003          2002
                                                               -------      -------         --------     --------
COMPONENTS OF NURSING AND ASSISTED LIVING CENTER REVENUE (millions)
Nursing                                                        $196.9        $186.2          $392.4        $368.7
Assisted living                                                   9.3           8.7            18.6          17.2
                                                               -------      -------         --------     --------
                                                               $206.2        $194.9          $411.0        $385.9
                                                               =======      =======         ========     ========

NURSING CENTER REVENUE BY PAYOR SOURCE (millions)
Private/other                                                   $37.1         $35.3           $73.6         $70.5
Medicare                                                         58.6          50.4           114.9         100.1
Medicaid                                                        101.2         100.5           203.9         198.1

NURSING CENTER PERCENT OF REVENUE BY PAYOR SOURCE
Private/other                                                    18.8%        18.9%            18.7%         19.1%
Medicare                                                         29.8         27.1             29.3          27.2
Medicaid                                                         51.4         54.0             52.0          53.7

NURSING CENTER PATIENT DAYS BY PAYOR SOURCE (thousands)
Private/other                                                   200.9          209.1          402.2         418.6
Medicare                                                        181.9          149.7          358.9         297.4
Medicaid                                                        784.7          792.6        1,565.4       1,571.3

NURSING CENTER PERCENT OF PATIENT DAYS BY PAYOR SOURCE
Private/other                                                    17.2%        18.2%            17.3%         18.3%
Medicare                                                         15.6         13.0             15.4          13.0
Medicaid                                                         67.2         68.8             67.3          68.7

AVERAGE MEDICARE PART A RATE                                  $293.83      $311.24          $292.33       $311.77

ASSISTED LIVING CENTER RESIDENT DAYS
 (thousands)                                                    135.0        132.6            270.0         261.9

AVERAGE OCCUPANCY (excluding managed facilities)
Nursing facilities                                               91.2%        89.8%            91.3%         89.7%
Assisted living facilities                                       85.6         83.0             85.5          82.4
Nursing and assisted living facilities                           90.6         89.0             90.6          88.8